Impairment charges net of reversals	12 Months Ended
Dec. 31, 2022
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment charges net of reversals
4     Impairment charges net of reversals
Recognition and measurement
Impairment charges and reversals are assessed at the level of cash-generating units which, in accordance with IAS 36, are identified as the smallest identifiable asset or group of assets that generate cash inflows which are largely independent of the cash inflows from other assets. Separate cash-generating units are identified where an active market exists for intermediate products, even if the majority of those products are further processed internally.
In some cases, individual business units consist of several operations with independent cash-generating streams which constitute separate cash- generating units.
Goodwill acquired through business combinations is allocated to the cash-generating unit or groups of cash-generating units that are expected to benefit from the related business combination, and tested for impairment at the lowest level within the Group at which goodwill is monitored for internal management purposes. All cash-generating units containing goodwill (note 11), indefinite-lived intangible assets and intangible assets that are not ready for use (note 12) are tested annually for impairment as at 30 September, regardless of whether there has been an impairment trigger, or more frequently if events or changes in circumstances indicate a potential impairment.

Other relevant judgments - determination of CGUs
Judgment is applied to identify the Group’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals. The most significant judgment continues to relate to the continued grouping of Rio Tinto Iron and Titanium Quebec Operations, Canada and QIT Madagascar Minerals (QMM), Madagascar as a single CGU on the basis that they are vertically integrated operations and there is no active market for ilmenite. During the year we have separated the Gladstone Power Station from the Boyne Smelter cash-generating unit; refer to page 168 for more information.

The carrying values for undeveloped properties are reviewed at each reporting date in accordance with IFRS 6. The indicators of impairment differ from the tests in accordance with IAS 36 “Impairment of Assets” in recognition of the subjectivity of estimating future cash flows for mineral interests under evaluation. Potential indicators of impairment include: expiry of the right to explore, substantive expenditure is no longer planned, commercially viable quantities of mineral resources have not been discovered and exploration activities will be discontinued, or sufficient data exists to indicate a future development would be unlikely to recover the carrying amount in full. When such impairment indicators have been identified, the recoverable amount and impairment charge are measured under IAS 36. Impairment reversals for undeveloped properties are not subject to special conditions within IFRS 6 and are therefore subject to the same monitoring for indicators of impairment reversal as other cash-generating units.
Property, plant and equipment, including right of use assets and intangible assets with finite lives are reviewed for impairment if there is an indication that the carrying amount may not be recoverable. This review starts with an appraisal of the perimeter of cash-generating units to consider changes in the business or strategic direction. Following this, an assessment of internal and external indicators is performed. Internal sources of information considered includes assessment of the financial performance of the CGU and changes in mine plans. External sources of information, include changes in forecast commodity prices, costs and other market factors.
Non-current assets (excluding goodwill) that have suffered impairment are reviewed using the same basis for valuation as explained above whenever events or changes in circumstances indicate that the impairment loss may no longer exist, or may have decreased. If appropriate, an impairment reversal will be recognised. The carrying amount of the cash-generating unit after reversal must be the lower of (a) the recoverable amount, as calculated above, and (b) the carrying amount that would have been determined (net of amortisation or depreciation) had no impairment loss been recognised for the cash-generating unit in prior periods.
If events or changes in circumstances indicate a potential impairment or impairment reversal, assessments are performed more frequently than just annually.
In 2022, we identified indicators of impairment at the Boyne Smelter in the aluminium segment and indicators of impairment reversal at the Roughrider uranium undeveloped project.
4     Impairment charges net of reversals continued

Key judgment - Indicators of impairment and impairment reversals at Oyu Tolgoi and Kitimat
The Oyu Tolgoi and Kitimat cash-generating units have both been impaired in previous years and are therefore monitored closely for indicators of further impairment or impairment reversal as such adjustments would likely be material to our results. At the time of their impairment, the carrying value and fair value for these cash-generating units were equal, making the cash-generating units sensitive to changes in economic assumptions, albeit headroom may have subsequently arisen due to inflation and the passage of time.
Oyu Tolgoi
We assessed the Oyu Tolgoi cash-generating unit for internal sources of information that could indicate impairment by reference to the operational performance of the mine and development progress for the underground operation. For external sources of information that could indicate impairment, we considered current and projected commodity prices and noted the transaction with Turquoise Hill minority shareholders. Whilst the value imputed by extrapolating that transaction price is less than the carrying value of the cash-generating unit, we noted this reflected funding and liquidity risks associated with minority shareholdings rather than information relevant to the underlying assets. Accordingly we concluded that there were no indicators of impairment or impairment reversal.
Kitimat
The Kitimat smelter was impaired in 2013 and 2014 during the construction phase as cost overruns were not expected to be recovered through economic performance. The plant was further impaired in 2021 (refer to the section below) as operational performance was adversely impacted by a workforce strike in June 2021 that has reduced the capacity over a prolonged period. The ramp-up of operations continuing into 2022 following the strike was anticipated in the determination of the 2021 recoverable amount.
In 2022 the operational performance of the plant was considered as part of the assessment of internal sources of information for evidence of impairment. As highlighted in the climate change section, the economic performance of assets in the aluminium segment has the potential to perform more strongly as the world transitions to a lower carbon future; however, our assessment of external sources of information did not indicate that this had yet been priced into asset valuations. We concluded that there were no indicators of impairment or impairment reversal.

Where indication of impairment or impairment reversal exists then an impairment review is undertaken; the recoverable amount is assessed by reference to the higher of value in use (being the net present value of expected future cash flows of the relevant cash-generating unit in its current condition) and fair value less costs of disposal (FVLCD). When the recoverable amount of the cash-generating unit is measured by reference to FVLCD, this amount is further classified in accordance with the fair value hierarchy for observable market data that is consistent with the unit of account for the cash-generating unit being tested. The Group considers that the best evidence of FVLCD is the value obtained from an active market or binding sale agreement and, in this case, the recoverable amount is classified in the fair value hierarchy as level 1. When FVLCD is based on quoted prices for equity instruments but adjusted to reflect factors such as a lack of liquidity in the market, the recoverable amount is classified as level 2 in the fair value hierarchy. No cash-generating units are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.
Where unobservable inputs are material to the measurement of the recoverable amount, FVLCD is based on the best information available to reflect the amount the Group could receive for the cash-generating unit in an orderly transaction between market participants at the measurement date. This is often estimated using discounted cash flow techniques and is classified as level 3 in the fair value hierarchy.
Where the recoverable amount is assessed using FVLCD based on discounted cash flow techniques, the resulting estimates are based on detailed life-of-mine and long-term production plans. These may include anticipated expansions which are at the evaluation stage of study.
The cash flow forecasts for FVLCD purposes are based on management’s best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration and environmental costs. For the purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s price and cost assumptions in the short and medium term. In the longer term, operating margins are assumed to remain constant where appropriate, as it is considered unlikely that a market participant would prepare detailed forecasts over a longer term. The cash flow forecasts may include net cash flows expected to be realised from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included when there is a high degree of confidence in its economic extraction. This expectation is usually based on preliminary drilling and sampling of areas of mineralisation that are contiguous with existing ore reserves. Typically, the additional evaluation required to achieve reserves status for such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the mine.
As noted above, cost levels incorporated in the cash flow forecasts for FVLCD purposes are based on the current life-of-mine plan or long-term production plan for the cash-generating unit. This differs from value in use which requires future cash flows to be estimated for the asset in its current condition and therefore does not include future cash flows associated with improving or enhancing an asset’s performance. Anticipated enhancements to assets may be included in FVLCD calculations and, therefore, generally result in a higher value.
Where the recoverable amount of a cash-generating unit is dependent on the life of its associated orebody, expected future cash flows reflect the current life of mine and long-term production plans, which are based on detailed research, analysis and iterative modelling to optimise the level of return from investment, output and sequence of extraction. The mine plan takes account of all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore impacting process recoveries and capacities of processing equipment that can be used. The life-of-mine plan and long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.
Forecast cash flows for ore reserve estimation for JORC purposes are generally based on Rio Tinto’s commodity price forecasts, which assume short-term market prices will revert to the Group’s assessment of the long-term price, generally over a period of three to five years. For most commodities, these forecast commodity prices are derived from a combination of analyses of the marginal costs of the producers and the incentive price of these commodities. These assessments often differ from current price levels and are updated periodically. The Group does not believe that published medium- and long-term forward prices necessarily provide a good indication of future levels because they tend to be strongly influenced by spot prices. The price forecasts used for ore reserve estimation are generally consistent with those used for impairment testing unless management deems that in certain economic environments a market participant would not assume Rio Tinto’s view on prices, in which case in preparing FVLCD impairment calculations management estimates the assumptions that a market participant would be expected to use.
Forecast future cash flows of a cash-generating unit take into account the sales prices under existing sales contracts.
The discount rates applied to the future cash flow forecasts represent an estimate of the rate the market participant would apply having regard to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Group’s weighted average cost of capital is generally used as a starting point for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual cash-generating units operate. For final feasibility studies and ore reserve estimation, internal hurdle rates, which are generally higher than the Group’s weighted average cost of capital, are used. For developments funded with project finance, the debt component of the weighted average cost of capital may be calculated by reference to the specific interest rate of the project finance and anticipated leverage of the project.
For operations with a functional currency other than the US dollar, the impairment review is undertaken in the relevant functional currency. In estimating FVLCD, internal forecasts of exchange rates take into account spot exchange rates, historical data and external forecasts, and are kept constant in real terms after five years. The great majority of the Group’s sales are based on prices denominated in US dollars. To the extent that the currencies of countries in which the Group produces commodities strengthen against the US dollar without an increase in commodity prices, cash flows and, therefore, net present values are reduced. Management considers that, over the long term, there is a tendency for movements in commodity prices to compensate to some extent for movements in the value of the US dollar, particularly against the Australian dollar and Canadian dollar, and vice versa. However, such compensating changes are not synchronised and do not fully offset each other. In estimating value in use, the present value of future cash flows in foreign currencies is translated at the spot exchange rate on the testing date.
Generally, discounted cash flow models are used to determine the recoverable amount of CGUs. In this case, significant judgment is required to determine the appropriate estimates and assumptions used and there is significant estimation uncertainty. In particular, for fair value less costs of disposal valuations, judgment is required to determine the estimates a market participant would use. The discounted cash flow models are most sensitive to the following estimates: the timing of project expansions; the cost to complete assets under construction; long-term commodity prices; production timing and recovery rates; exchange rates; operating costs; reserve and resource estimates; closure costs; discount rates; allocation of long-term contract revenues between CGUs; and, in some instances, the renewal of mining licences. Some of these variables are unique to an individual CGU. Future changes in these variables may differ from management’s expectations and may materially alter the recoverable amounts of the CGUs.

	Note	Pre-tax amount 2022 US$m	Taxation 2022 US$m	Non-controlling interest 2022 US$m	Net amount 2022 US$m	Pre-tax amount 2021 US$m	Pre-tax amount 2020 US$m
Other operations - Roughrider		150	—	—	150	—	—
Aluminium – Pacific Aluminium		(202)	—	—	(202)	—	(489)
Aluminium – Kitimat		—	—	—	—	(269)	—
Aluminium – Sohar		—	—	—	—	—	(220)
Aluminium – ISAL		—	—	—	—	—	(93)
Minerals – Diavik		—	—	—	—	—	(441)
Total impairment charges net of reversals		(52)	—	—	(52)	(269)	(1,243)

Allocated as:
Intangible assets	12	150				—	(4)
Property, plant and equipment	13	—				(269)	(900)
Investment in equity accounted units (“EAUs”)		(202)				—	(339)
Total impairment charges net of reversals		(52)				(269)	(1,243)
Comprising:
Impairment reversal/(charges net of reversal) of consolidated balances					150	(269)	(904)
Impairment charges related to EAUs (pre-tax)					(202)	—	(368)
Total impairment charges net of reversals					(52)	(269)	(1,272)
Taxation (including related to EAUs)					—	72	157
Total impairment charges net of reversals in the income statement					(52)	(197)	(1,115)
2022
Other operations - Roughrider, Canada
On 17 October 2022, we completed the sale of the Roughrider uranium undeveloped project located in the Athabasca Basin in Saskatchewan, Canada for US$150 million (US$80 million in cash and US$70 million in shares of Uranium Energy Corp.). The project was fully impaired during the year ended 31 December 2017 due to significant uncertainty over whether commercially viable quantities of mineral resources could be identified at a future date. The sale therefore led to an impairment reversal in the current year. It also led to a loss on disposal being recognised of US$105 million arising from the recycling of the currency translation reserve to the income statement.
4     Impairment charges net of reversals continued
Aluminium - Pacific Aluminium, Australia and New Zealand
The operating and economic performance of the Boyne Smelter in Queensland, Australia was below our expectations in 2022. The plant operated with reduced capacity and the economic performance suffered due to the high cost of energy from the coal-fired Gladstone Power Station. These conditions have been identified as an impairment trigger. We have calculated a recoverable amount for the cash-generating unit based on post-tax cash flows, expressed in real terms and discounted using a post-tax rate of 6.6% over the period to 2029. This date was chosen as it coincides with both the remaining term of the Boyne Smelter joint venture agreements and the Group’s Paris-aligned commitment to reduce carbon emissions by 50% by 2030 relative to the 2018 baseline. Despite the recent implementation of temporary energy price caps by the Australian Government, this resulted in an impairment charge of US$202 million, representing a full impairment of the carrying value of the Boyne Smelter investment in equity accounted unit.

Impact of climate change on our business - Boyne Smelter
We are committed to the repowering of our aluminium smelter in Queensland with firmed renewable energy by 2030. For this reason, along with the coal price cap noted above, we have separated the Gladstone Power Station from the Boyne Smelter cash-generating unit. As a sensitivity we have considered the impact of a potential repowering of the smelter using commodity and energy price assumptions from our Aspirational Leadership scenario, with all other assumptions being unchanged. This would result in improved cash flows, including an extension of operations at the Boyne Smelter beyond current joint venture agreements through to 2040. The potential value uplift under this sensitivity is not part of our base valuation as it is dependent upon commercial agreements that are not currently in place, but could support the reversal of past impairments. Both the recorded outcome and the sensitivity, as described in “Impact of climate change on the Group” section on pages 152 to 155, are considered to be Paris-aligned.

2021
Aluminium – Kitimat, Canada
On 3 December 2021, we announced completion of the newly-constructed wharf at Kitimat. Construction spend was incurred by LNG Canada and therefore a gain of US$336 million representing the estimated fair value of the cost of construction was recorded and the carrying value of the Kitimat cash-generating unit (CGU) increased accordingly. Output from the smelter was reduced to 25% as a result of a workforce strike in mid-2021 and ramp-up to full capacity was expected to extend through into 2022. As a previously impaired CGU, and therefore carrying limited headroom, these factors were identified as conditions that could indicate that the uplifted carrying value may not be supportable and therefore the CGU was tested for impairment.
Using the fair value less cost of disposal methodology and discounting real-terms post-tax cash flows at 6.6%, we recognised a post-tax impairment charge of US$197 million (pre-tax US$269 million) representing the difference between the recoverable amount (US$3,126 million) and the carrying value (US$3,323 million).
2020
Aluminium – Pacific Aluminium, Australia and New Zealand
On 9 July 2020, we announced the conclusion of the NZAS strategic review and gave Meridian Energy 14 months' notice for the termination of the power contract. As a result of the decision to wind down operations, an impairment trigger was identified. The net present value of post-tax cash flows over the remaining life for this CGU was negative and therefore the non-current assets of the smelter were fully impaired.
High operating costs and challenging outlook for the aluminium industry also resulted in impairment triggers being identified at the Bell Bay aluminium smelter in Tasmania, Australia and at Boyne Smelter in Queensland, Australia at 30 June 2020. The forecast net present value of cash flows over the period to anticipated expiry in 2025 of a power contract with Hydro Tasmania was negative taking into account market conditions at the time. The property, plant and equipment of the Bell Bay smelter was therefore fully impaired. We determined the recoverable amount for our share of the Boyne Smelter CGU, which also included the Gladstone Power Station, as US$273 million based on post-tax cash flows expressed in real terms and discounted at 6.6%. Accordingly, our share of impairment after tax in the equity accounted unit was US$119 million (US$148 million pre-tax) related to the smelter and US$26 million (US$36 million pre-tax) related to the power station.
Aluminium – Sohar, Oman
In 2020, the challenging outlook for the Middle Eastern aluminium industry was identified as an impairment trigger at the Sohar aluminium smelter in Oman, an equity accounted unit of the Group.
At 30 September 2020, we determined the recoverable amount for our share of the Sohar CGU to be US$258 million based on post-tax cash flows expressed in real terms and discounted at 7.6%. Accordingly, our share of impairment after tax in the equity accounted unit was US$220 million.
Aluminium – ISAL smelter, Iceland
Our announcement in February 2020 of a strategic review of the ISAL smelter in Iceland, combined with challenging market conditions, was identified as an impairment trigger at 30 June 2020. Subsequent restoration of smelter competitiveness resulting from improved power delivery terms represented an indicator of partial impairment reversal at 31 December 2020. We calculated a post-tax recoverable amount for the CGU of US$139 million at 31 December 2020 based on FVLCD, discounted using a post-tax rate of 6.6%. As a consequence, with full impairment of the CGU and a pre-tax impairment charge of US$204 million in the first half of 2020, followed by reversal of US$111 million to previously recorded pre-tax impairment in the second half of 2020, the full-year results for the year ended 31 December 2020 included a net pre-tax impairment charge of US$93 million.
Minerals – Diavik, Canada
The COVID-19 pandemic significantly disrupted global demand for diamonds, and in April 2020 our then joint venture partner in the Diavik Diamond Mine filed for creditor protection and defaulted on cash calls. These circumstances were identified as an impairment trigger. The net present value of post-tax cash flows projected over the remaining life of the Diavik ‘Diamond Mine’ to 2025 did not support retaining any carrying value. This resulted in the Group's 60% interest in plant and equipment and intangible assets of the CGU being fully impaired at 30 June 2020.